EXHIBIT 4.2

NUMBER
  SHARES

                           SEE LEGEND ON REVERSE SIDE


                      MANHATTAN MARITIME ENTERPRISES, INC.
                ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE

                             TOTAL AUTHORIZED ISSUE
                        75,000,000 Shares of Common Stock
                                Par Value 0.0001


                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS





                           THIS CERTIFIES THAT



                           IS THE OWNER OF


Fully paid and non-assessable shares of the above Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. Witness the seal of the Corporation and the signatures of its duly authorized officers.

              DATED:



      __________________________________         SEAL
              PRESIDENT
      __________________________________         2005
              SECRETARY
                                               DELAWARE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common       UNIF GIFT MIN ACT - _____ Custodian ______
TEN ENT -  as tenants by the entireties                   (Cust)         (Minor)
JT TEN -   as joint tenants with right       under Uniform Gifts to Minors
           of survivorship and not as        Act ______________
           tenants in common                        (State)

Additional Abbreviations may also be used though not in the above list.



       FOR VALUE RECEIVED, ___________________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
________________________________________


________________________________________


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

________________________________________________________________________________
ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WILL FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED _________________

In presence of: ________________________________________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


Signature(s) Guaranteed:

____________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM,
PURSUANT TO S.E.C. RULE 17Ad-15).

The holder of this certificate shall be entitled to receive funds from the trust fund only in the event of the Company's liquidation upon failure to consummate a business combination or if the holder seeks to convert his respective shares into cash upon a business combination which he voted against and which is actually completed by the Company. In no other circumstances shall the holder have any right or interest of any kind in or to the trust fund.